SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): January 18, 2022

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Bausch Health Companies Inc.

(Exact Name of Registrant as Specified in Its Charter)

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British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West, Laval, Quebec

Canada H7L 4A8

(Address of Principal Executive Offices)(Zip Code)

514-744-6792

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BHC	New York Stock Exchange, Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04. Triggering Event That Accelerates or Increases a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

On January 18, 2022, Bausch Health Companies Inc. (the “Company” or “Bausch Health”) announced its intention to issue conditional notices of redemption to redeem all of its outstanding 6.125% Senior Notes due 2025 (the “6.125% Notes due 2025”) and to redeem $370 million aggregate principal amount of its outstanding 9.000% Senior Notes due 2025 (the “9.000% Notes due 2025” and, together with the 6.125% Notes due 2025, the “Existing Notes”). The redemptions are expected to occur on February 17, 2022 (the “Redemption Date”), subject to satisfaction or waiver by the Company of the applicable Conditions (as defined below).

The 6.125% Notes due 2025 were issued under an indenture dated as of March 27, 2015, by and among the Company (as successor to VRX Escrow Corp.), the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented and amended prior to the date hereof (the “6.125% Notes Indenture”). The 6.125% Notes due 2025 will be redeemed pursuant to Article 3 of the 6.125% Notes Indenture if the 6.125% Notes Condition (as defined below) is satisfied or waived. The redemption price for the 6.125% Notes due 2025 will be $1,020.42 per $1,000 principal amount, plus accrued and unpaid interest to, but not including, the Redemption Date. The 9.000% Notes due 2025 were issued under an indenture dated as of December 18, 2017, by and among the Company, the guarantors party thereto and The Bank of New York Mellon, as trustee, as supplemented and amended prior to the date hereof (the “9.000% Notes Indenture”). The 9.000% Notes due 2025 will be redeemed pursuant to Article 3 of the 9.000% Notes Indenture if the 9.000% Notes Condition (as defined below) is satisfied or waived. The redemption price for the 9.000% Notes due 2025 will be $1,045.00 per $1,000 principal amount, plus accrued and unpaid interest to, but not including, the Redemption Date.

The redemption of the 6.125% Notes due 2025 is conditioned upon the completion of the Credit Agreement Refinancing (as defined below) (the “6.125% Notes Condition”). The Company intends to discharge the 6.125% Notes Indenture concurrently with satisfying the 6.125% Notes Condition. The redemption of the 9.000% Notes due 2025 is conditioned upon the receipt of aggregate gross proceeds from the Bausch + Lomb IPO (as defined below), the Bausch + Lomb Debt Financing (as defined below), the Credit Agreement Refinancing and the offering of the New Debt Securities (as defined below) of at least $7.0 billion (the “9.000% Notes Condition” and, together with the 6.125% Notes Condition, the “Conditions”)).

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01 Other Events.

Credit Agreement Refinancing

The Company also announced today that it is seeking to refinance its existing credit agreement (the “Credit Agreement” and such refinancing, the “Credit Agreement Refinancing”). The refinanced Credit Agreement is expected to consist of approximately $2.5 billion of term B loans (the “New Term B Loans”) and a $975 million revolving credit facility. The Credit Agreement Refinancing is expected to occur only upon completion of the initial public offering of Bausch + Lomb Corporation (“Bausch + Lomb” and such offering, the “Bausch + Lomb IPO”) and a related debt financing by Bausch + Lomb (the “Bausch + Lomb Debt Financing”). At the time of the Bausch + Lomb IPO, Bausch + Lomb will initially remain a “restricted” subsidiary subject to the terms of the Credit Agreement covenants, but the Credit Agreement Refinancing is expected to permit Bausch Health to designate Bausch + Lomb as an “unrestricted” subsidiary outside the terms of the Credit Agreement covenants upon achievement of a 7.6x pro forma “Total Leverage Ratio.” The Credit Agreement Refinancing is designed to facilitate the separation and distribution of Bausch + Lomb.

The Company also intends, subject to market conditions, to issue approximately $1.0 billion of secured debt securities (the “New Debt Securities”). The proceeds of the New Term B Loans and the offering of the New Debt Securities, along with proceeds from the Bausch + Lomb IPO and from the repayment of an intercompany note owed by Bausch + Lomb (which is expected to be funded by the Bausch + Lomb Debt Financing), are expected to be used to fund the redemption in full of the Company’s outstanding 6.125% Notes due 2025, refinance all of the existing Term B Loans, fund a partial redemption of the Company’s outstanding 9.000% Notes due 2025 and to pay related fees, premiums and expenses.

The press release was issued pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering of the New Debt Securities. In accordance with Rule 135c(d) under the Securities Act, a copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 do not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. The New Debt Securities will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. The New Debt Securities have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and, accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws. This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 do not constitute a notice of redemption with respect to either series of the Existing Notes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press release announcing credit agreement transactions to facilitate separation of Bausch + Lomb and conditional redemptions of existing notes, dated January 18, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release announcing credit agreement transactions to facilitate separation of Bausch + Lomb and conditional redemptions of existing notes, dated January 18, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.
By:	/s/ Sam Eldessouky
	Name:	Sam Eldessouky
	Title:	Executive Vice President, Chief Financial Officer

Date: January 18, 2022